Exhibit 99.2 Acquisition of Silvus Investor Update | May 27, 2025

Safe Harbor A number of forward-looking statements will be made during this presentation. Forward-looking statements are any statements that are not historical facts. These forward-looking statements are based on the current expectations of Motorola Solutions, and we can give no assurance that any future results or events discussed in these statements will be achieved. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. Forward-looking statements are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from the statements contained in this presentation. Such forward-looking statements include, but are not limited to, statements regarding the expected timing of the closing of the transaction and expected beneﬁts of the transaction to Motorola Solutions. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see our reports on Forms 10-K, 10-Q and 8-K ﬁled with or furnished to the SEC from time to time available for free on the SEC’s website at www.sec.gov, and on Motorola Solutions’ website at www.motorolasolutions.com/investors. Many of these risks and uncertainties cannot be controlled by Motorola Solutions and factors that may impact forward-looking statements include, but are not limited to, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition, receipt of regulatory approvals, Motorola Solutions’ ability to close the transaction in the anticipated timeline or at all, successfully integrate and operate Silvus and realize the anticipated beneﬁts of the proposed acquisition. Motorola Solutions undertakes no obligation to publicly update any forward-looking statement or risk factor, whether as a result of new information, future events or otherwise. Non-GAAP Terms: EBITDA - Represents net income before interest expense, interest income, income taxes, depreciation, and amortization. Adjusted EBITDA - Represents EBITDA adjusted for net other income, share based compensation expense, and special items including charges or income related to reorganization and other charges, acquisition related charges, impairment charges, and other income or charges, if any. Motorola Solutions believes Adjusted EBITDA provides improved period-to-period comparability for decision making because it better measures the ongoing earnings results of our strategic and operating decisions by excluding the earnings effects of reorganization and non-recurring activities. Non-GAAP EPS excludes highlighted items (as deﬁned in our other SEC Filings), including share-based compensation expenses and intangible assets amortization expense. This presentation is being made on the 27th day of May, 2025. The content of this presentation contains time-sensitive information that is accurate only as of the time hereof. If any portion of this presentation is rebroadcast, retransmitted or redistributed at a later date, Motorola Solutions will not be reviewing or updating the material that is contained herein.

Strategic Rationale - Silvus and MSI ● Silvus designs and develops software-deﬁned high-speed mobile ad-hoc network (MANET) technologies that enable highly secure data, video and voice communications without the need for ﬁxed infrastructure ● The solution consists of industry-leading algorithms running on a software-deﬁned communications platform to provide high bandwidth network connectivity to mobile frontline teams and unmanned assets that operate in challenging environments ● Rapid customer adoption for use cases in autonomous systems, military, law enforcement and enterprises, opening innovative defense opportunities to MSI in addition to public safety and enterprise ● Complements our expertise in mission-critical voice and broadens our offerings in mission-critical communications with secure high bandwidth data and video ● MSI agreed to acquire the company for an upfront consideration of $4.4 billion, which will be ﬁnanced by new term loans, long-term notes and cash on balance sheet; transaction expected to be accretive to our non-GAAP EPS within the ﬁrst twelve months

Silvus Overview ● High-bandwidth, private, mobile mesh data networks and radio frequency (“RF”) sensing technologies ○ Each software-deﬁned device in the mesh network can act as a transmitter, receiver and repeater ○ Self-healing networks deployed when no cellular or wireless infrastructure exists or where other communications systems can be jammed or disrupted ○ Provides critical connectivity between sensors and extends video, voice and data to the tactical edge ○ Leverages AI models to detect, monitor and analyze RF signals in complex environments ● Distinguishes itself from competitors with its state-of-the-art anti-jam techniques and low probability of detection capabilities that support high data throughput for a large number of nodes in congested/contested environments ● Serves U.S. and International defense, law enforcement and enterprise customers

Use Cases Unmanned Systems Border Security Wildﬁres Connects unmanned aerial, ground and Backhauls video and other sensor data from Streams high-ﬁdelity aerial video and mapping naval systems for U.S., NATO and other remote surveillance towers to security data to front line personnel battling America's allied nations operations centers biggest wildﬁres U.S. Department of Defense Law Enforcement International Defense Silvus StreamCaster devices and software Provides a rapidly deployable battleﬁeld mesh Used by leading law enforcement agencies to suite are proven in Ukraine’s denied spectrum create tactical bubbles to share video and data network for command and control environment data for large scale public safety events

Financial Proﬁle and Transaction Structure ● Silvus has a strong ﬁnancial proﬁle* ○ ~$475M in 2025 revenue ○ ~45% Adjusted EBITDA margin ● Transaction Structure ○ $4.4 billion in up-front consideration ○ Additional earnout of up to $150 million due in 2027 and up to $450 million due in 2028, tied to business performance ○ Transaction leaves balance sheet capacity for opportunistic capital allocation on share repurchases and M&A ○ Expect to close in Q3’25 or Q4’25 subject to receipt of regulatory approvals ○ Expect to be accretive to our non-GAAP EPS* within 12 months *Estimated ﬁnancial information regarding Silvus for 2025. The Company has not quantitatively reconciled its estimate for Silvus Adjusted EBITDA margin or non-GAAP EPS because certain items that impact this measure have not occurred, are out of the Company’s control, or cannot be reasonably predicted. Accordingly, a reconciliation to the most comparable GAAP ﬁnancial metric is not available without unreasonable effort. Please note that the unavailable reconciling items could signiﬁcantly impact the Company’s results.

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